UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4410

Oppenheimer Discovery Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 9/30/2013

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER
DISCOVERY FUND

ANNUAL REPORT 9.30.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Growth Index	Russell 2000 Index	S&P 500 Index
1-Year	30.58%	23.07%	33.07%	30.06%	19.34%

5-Year	14.33	12.99	13.17	11.15	10.02

10-Year	9.16	8.52	9.85	9.65	7.57

Performance data quoted represents past performance, which does not guarantee future results.    The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2        OPPENHEIMER DISCOVERY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 30.58% during the reporting period. On a relative basis, the Fund underperformed the Russell 2000 Growth Index (the “Index”), which returned 33.07%. For the trailing 3-year period ended September 30, 2013, the Fund’s Class A shares (without sales charge) produced an annualized return of 23.93% compared to 19.96% for the Index.

MARKET OVERVIEW

Over the first half of the period, central banks throughout the world established accommodative policies that resulted in a rally among risk markets. In the U.S., the Federal Reserve (the “Fed”) launched an open-ended quantitative easing program involving monthly purchases of $85 billion of U.S. government securities and mortgage-backed securities. The quantitative easing program was designed to help boost the U.S. economy by keeping mortgage rates and other long-term interest rates low. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated his intent to support the euro as the European Union’s common currency. Even in Japan, which had been mired in economic weakness for years, new government leadership adopted stimulative economic policies and the Bank of Japan (the “BoJ”) announced a massive quantitative easing program.

In late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would begin to back away from

Comparison of Change in Value of $10,000 Hypothetical Investments in:

3        OPPENHEIMER DISCOVERY FUND

their quantitative easing program sooner than expected, sparking heightened volatility in financial markets throughout the world. Additionally, fears began to creep into the market about a possible slowdown in the world’s emerging economies. As a result, risk assets sold off across the board, with Japanese stocks and emerging market debt absorbing the brunt of the selling. Market conditions generally stabilized over the summer of 2013. Despite the prospect of a U.S. government shutdown at the end of the month, September saw a surge in equity markets after the Fed refrained from cutting back its quantitative easing program.

FUND REVIEW

During the reporting period, the Fund enjoyed good relative performance in the energy, materials and industrials sectors largely due to positive stock selection. However, this was offset by relatively weak stock selection in consumer staples, health care and information technology, which caused the Fund to underperform the Index.

The top three performing stocks for the Fund this period were in the information technology sector: Cornerstone OnDemand, Inc., CommVault Systems, Inc. and CoStar Group, Inc. Cornerstone is a leading SaaS (Software as a Service) company that focuses on learning and talent management solutions. Strong new business activity helped drive the company’s performance, as did upselling at large enterprise accounts, which allowed the company to report financial results well ahead of expectations. CommVault, the Fund’s top holding at period end, is a provider of data and information management software applications and services. Solid demand across all geographies and channels benefited CommVault. CoStar, a leading provider of information services to the commercial real estate industry, rallied after reporting strong second quarter results. A strengthening commercial real estate market is also helping CoStar.

Beyond the information technology sector, two Fund holdings that meaningfully added to performance were Asbury Automotive Group, Inc. in the consumer discretionary sector and H&E Equipment Services, Inc. in the industrials sector. Asbury Automotive is one of the largest U.S. automotive retailers and they have benefited from the rebound in U.S. auto sales. H&E Equipment Services sells and rents equipment used for construction, earthmoving and materials handling. Strong rentals and equipment sales were a boon for the company this period. Both companies reported strong earnings growth during the past year and were large holdings at the end of the period.

The most significant detractors from performance during the period were Vocera Communications, Inc. in the health care sector and information technology companies Procera Networks, Inc. and OSI Systems, Inc. Vocera is a provider of wireless communication services for hospital employees. After a strong performance in 2012, Vocera lowered guidance early in 2013 due to the delay of certain large hospital

4        OPPENHEIMER DISCOVERY FUND

contracts. Procera Networks is a provider of inspection systems that enable telecom service providers and enterprises to optimize and monetize their networks. Management lowered guidance early in 2013 due to weak corporate spending on telecom equipment. OSI Systems, a provider of security and inspection systems and medical monitoring equipment, underperformed due to questions about the company’s performance on a large government contract. We sold all three of these holdings during the period.

STRATEGY & OUTLOOK

At the end of the reporting period, the Fund was overweight the information technology, industrials and energy sectors while underweight health care, consumer staples and materials.

Our long-term investment process is unchanged as we focus on outperforming the Index with superior stock selection. We seek dynamic companies with above-average and sustainable revenue and earnings growth potential. We also continue to favor well-established, high-quality growth companies with proven management teams.

The macroeconomic environment remains characterized by modest economic expansion, slow corporate profit growth and low (albeit more volatile) interest rates. We believe this environment places a bigger premium on companies that can generate organic growth, which is a favorable backdrop for the Fund.

Ronald J. Zibelli, Jr. Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

CommVault Systems, Inc.	2.0%
Ultimate Software Group, Inc. (The)	2.0
Cornerstone OnDemand, Inc.	1.9
Guidewire Software, Inc.	1.8
Lithia Motors, Inc., Cl. A	1.8
CoStar Group, Inc.	1.7
Asbury Automotive Group, Inc.	1.7
On Assignment, Inc.	1.6
H&E Equipment Services, Inc.	1.6
Aspen Technology, Inc.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COMMON STOCK INDUSTRIES

Software	15.0%
Internet Software & Services	8.6
Specialty Retail	7.7
Health Care Providers & Services	5.9
Machinery	4.4
Health Care Equipment & Supplies	3.7
Commercial Banks	3.7
Oil, Gas & Consumable Fuels	3.6
Professional Services	3.2
Hotels, Restaurants & Leisure	3.1

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2013, and are based on the total market value of common stocks.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	30.58%	14.33%	9.16%
Class B (ODIBX)	4/4/94	29.48%	13.41%	8.64%
Class C (ODICX)	10/2/95	29.54%	13.45%	8.30%
Class I (ODIIX)	1/27/12	31.27%	27.44%*	N/A
Class N (ODINX)	3/1/01	30.17%	14.03%	8.85%
Class Y (ODIYX)	6/1/94	30.99%	14.74%	9.50%

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/13

	Inception Date	1-Year	5-Year	10-Year
Class A (OPOCX)	9/11/86	23.07%	12.99%	8.52%
Class B (ODIBX)	4/4/94	24.48%	13.17%	8.64%
Class C (ODICX)	10/2/95	28.54%	13.45%	8.30%
Class I (ODIIX)	1/27/12	31.27%	27.44%*	N/A
Class N (ODINX)	3/1/01	29.17%	14.03%	8.85%
Class Y (ODIYX)	6/1/94	30.99%	14.74%	9.50%

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Russell 2000 Growth Index, the Russell 2000 Index and the S&P 500 Index. The Russell 2000 Growth Index is an index of those companies among the 2,000 smallest companies in the Russell 3000 Index that have higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a capitalization-weighted index of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of large-capitalization equity securities that is a measure of the general domestic stock market. The indices are unmanaged and cannot be purchased directly by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

7        OPPENHEIMER DISCOVERY FUND

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER DISCOVERY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER DISCOVERY FUND

Actual	Beginning Account Value April 1, 2013	Ending Account Value September 30, 2013	Expenses Paid During 6 Months Ended September 30, 2013
Class A	$ 1,000.00	$ 1,216.50	$ 6.80
Class B	1,000.00	1,211.30	11.03
Class C	1,000.00	1,211.80	11.03
Class I	1,000.00	1,219.70	3.79
Class N	1,000.00	1,214.60	8.41
Class Y	1,000.00	1,218.20	5.29

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.95	6.19
Class B	1,000.00	1,015.14	10.05
Class C	1,000.00	1,015.14	10.05
Class I	1,000.00	1,021.66	3.45
Class N	1,000.00	1,017.50	7.67
Class Y	1,000.00	1,020.31	4.82

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2013 are as follows:

Class	Expense Ratios
Class A	1.22%
Class B	1.98
Class C	1.98
Class I	0.68
Class N	1.51
Class Y	0.95

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS September 30, 2013

	Shares	Value		Shares	Value

Common Stocks—98.9%			Consumer Staples—1.9%

Consumer Discretionary—16.4%			Food & Staples Retailing—0.7%

Auto Components—1.0%			Fairway Group Holdings Corp.[1]	235,000	$6,006,600

American Axle & Manufacturing Holdings, Inc.[1]	524,080	$10,334,858	Sprouts Farmers Market, Inc.[1]	207,100	9,193,169

Dorman Products, Inc.	256,110	12,690,250			15,199,769

		23,025,108	Food Products—1.2%

Hotels, Restaurants & Leisure—3.1%			Annie’s, Inc.[1]	245,980	12,077,618

Buffalo Wild Wings, Inc.[1]	231,860	25,787,469	Boulder Brands, Inc.[1]	999,690	16,035,028

Chuy’s Holdings, Inc.[1]	379,300	13,613,077			28,112,646

Fiesta Restaurant Group, Inc.[1]	365,600	13,768,496	Energy—5.9%

Multimedia Games Holding Co., Inc.[1]	491,356	16,976,350	Energy Equipment & Services—2.3%

Noodles & Co.[1]	44,790	1,911,189	Atwood Oceanics, Inc.[1]	188,790	10,391,002

		72,056,581	Dril-Quip, Inc.[1]	264,700	30,374,325

Household Durables—0.8%			Helix Energy Solutions Group, Inc.[1]	496,840	12,604,831

La-Z-Boy, Inc.	835,553	18,975,409			53,370,158

Internet & Catalog Retail—0.4%			Oil, Gas & Consumable Fuels—3.6%
HomeAway, Inc.[1]	175,430	4,912,040	Athlon Energy, Inc.[1]	187,970	6,146,619

RetailMeNot, Inc.[1]	150,250	5,344,393	Bonanza Creek Energy, Inc.[1]	320,850	15,484,221

		10,256,433	Diamondback Energy, Inc.[1]	390,570	16,653,905

Media—2.4%			Oasis Petroleum, Inc.[1]	637,890	31,339,536

Lions Gate Entertainment Corp.[1]	866,810	30,381,690	Rex Energy Corp.[1]	532,900	11,883,670

Nexstar Broadcasting Group, Inc., Cl. A	311,150	13,847,731			81,507,951

Sinclair Broadcast Group, Inc., Cl. A	332,140	11,133,333	Financials—7.8%

		55,362,754	Capital Markets—2.3%

Specialty Retail—7.7%			Artisan Partners Asset Management, Inc.	236,810	12,399,372

Asbury Automotive Group, Inc.[1]	731,710	38,926,972	Evercore Partners, Inc., Cl. A	240,880	11,858,522

Conn’s, Inc.[1]	665,076	33,280,403	Financial Engines, Inc.	355,800	21,148,752

Five Below, Inc.[1]	243,200	10,640,000	Virtus Investment Partners, Inc.[1]	63,300	10,295,112

Lithia Motors, Inc., Cl. A	572,200	41,747,712			55,701,758

Lumber Liquidators Holdings, Inc.[1]	320,270	34,156,796	Commercial Banks—3.7%

Restoration Hardware Holdings, Inc.[1]	194,480	12,320,308	First Financial Holdings, Inc.	157,115	8,666,463

Tile Shop Holdings, Inc.[1]	184,640	5,445,034	Home BancShares, Inc.	390,550	11,861,003

		176,517,225	PrivateBancorp, Inc.	601,789	12,878,285

Textiles, Apparel & Luxury Goods—1.0%			Signature Bank[1]	304,899	27,904,356

Steven Madden Ltd.[1]	412,303	22,194,270	Western Alliance Bancorp[1]	1,169,180	22,132,577

					83,442,684

11        OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value		Shares	Value

Consumer Finance—1.0%			Life Sciences Tools & Services—1.4%

Credit Acceptance Corp.[1]	82,690	$9,162,879	ICON plc[1]	760,600	$31,131,358

Portfolio Recovery Associates, Inc.[1]	235,560	14,119,466	Pharmaceuticals—2.2%

		23,282,345	Akorn, Inc.[1]	423,134	8,327,277

Diversified Financial Services—0.4%			Jazz Pharmaceuticals plc[1]	174,550	16,053,364

MarketAxess Holdings, Inc.	146,670	8,806,067	Medicines Co. (The)[1]	330,830	11,089,422

Insurance—0.4%			Santarus, Inc.[1]	562,030	12,685,017

ProAssurance Corp.	189,335	8,531,435			48,155,080

Health Care—16.8%			Industrials—18.3%

Biotechnology—2.1%			Aerospace & Defense—1.9%
Aegerion Pharmaceuticals, Inc.[1]	190,560	16,332,898	HEICO Corp.	179,380	12,151,201

Cubist Pharmaceuticals, Inc.[1]	266,610	16,943,065	Hexcel Corp.[1]	828,510	32,146,188

Foundation Medicine, Inc.[1]	23,470	930,351			44,297,389

NPS Pharmaceuticals, Inc.[1]	481,770	15,325,104	Building Products—2.1%

		49,531,418	A.O. Smith Corp.	740,590	33,474,668

Health Care Equipment & Supplies—3.7%			American Woodmark Corp.[1]	386,780	13,401,927

Cooper Cos., Inc. (The)	168,273	21,823,325			46,876,595

DexCom, Inc.[1]	640,498	18,081,259	Commercial Services & Supplies—1.3%

Insulet Corp.[1]	587,770	21,300,785	Mobile Mini, Inc.[1]	886,990	30,210,879

Spectranetics Corp.[1]	680,131	11,412,598	Electrical Equipment—0.7%

West Pharmaceutical Services, Inc.	287,100	11,814,165	Generac Holdings, Inc.	392,180	16,722,555

		84,432,132	Machinery—4.4%

Health Care Providers & Services—5.9%			Chart Industries, Inc.[1]	151,100	18,591,344

Acadia Healthcare Co., Inc.[1]	540,800	21,323,744	Middleby Corp.[1]	157,020	32,803,048

Capital Senior Living Corp.[1]	592,400	12,529,260	Proto Labs, Inc.[1]	248,749	19,001,936

Centene Corp.[1]	394,430	25,227,743	Wabtec Corp.	516,580	32,477,385

ExamWorks Group, Inc.[1]	612,130	15,909,259			102,873,713

MWI Veterinary Supply, Inc.[1]	135,879	20,294,887	Professional Services—3.2%

Team Health Holdings, Inc.[1]	838,490	31,812,311	Advisory Board Co. (The)[1]	380,380	22,625,002

WellCare Health Plans, Inc.[1]	147,380	10,278,281	On Assignment, Inc.[1]	1,126,130	37,162,290

		137,375,485	WageWorks, Inc.[1]	261,900	13,212,855

Health Care Technology—1.5%					73,000,147

HealthStream, Inc.[1]	293,638	11,123,007	Road & Rail—1.8%

Medidata Solutions, Inc.[1]	230,557	22,809,004	Genesee & Wyoming, Inc., Cl. A1	286,320	26,619,170

		33,932,011	Roadrunner Transportation Systems, Inc.[1]	477,480	13,484,035

					40,103,205

			Trading Companies & Distributors—2.9%
			Beacon Roofing Supply, Inc.[1]	372,900	13,748,823

			H&E Equipment Services, Inc.[1]	1,343,980	35,696,109

			United Rentals, Inc.[1]	266,530	15,536,034

					64,980,966

			Information Technology—29.3%

			Computers & Peripherals—1.3%
			Stratasys Ltd.[1]	299,030	30,279,778

12        OPPENHEIMER DISCOVERY FUND

	Shares	Value		Shares	Value

Electronic Equipment, Instruments, & Components—1.4%			QLIK Technologies, Inc.[1]	553,440	$18,949,786

Cognex Corp.	480,460	$15,067,226	Rally Software Development Corp.[1]	154,140	4,618,034

Methode Electronics, Inc.	546,240	15,294,720	ServiceNow, Inc.[1]	384,000	19,948,800

		30,361,946	Splunk, Inc.[1]	428,790	25,744,552

Internet Software & Services—8.6%			Tableau Software, Inc., Cl. A1	90,580	6,452,919

Benefitfocus, Inc.[1]	75,400	3,706,664	Ultimate Software Group, Inc. (The)[1]	305,712	45,061,949

Cornerstone OnDemand, Inc.[1]	857,146	44,091,590			342,007,012

CoStar Group, Inc.[1]	234,430	39,360,797	Materials—2.5%

Pandora Media, Inc.[1]	460,750	11,578,648	Chemicals—0.4%

Shutterstock, Inc.[1]	335,570	24,402,650	PolyOne Corp.	294,720	9,050,851

SPS Commerce, Inc.[1]	206,670	13,830,356	Construction Materials—1.5%

Web.com Group, Inc.[1]	978,399	31,641,424	Caesarstone Sdot-Yam Ltd.[1]	348,590	15,923,591

Xoom Corp.[1]	107,390	3,416,076	Eagle Materials, Inc.	245,910	17,840,770

Yelp, Inc.[1]	211,300	13,983,834			33,764,361

Zillow, Inc., Cl. A1	146,300	12,343,331	Paper & Forest Products—0.6%

		198,355,370	KapStone Paper & Packaging Corp.	312,860	13,390,408

IT Services—0.7%			Total Common Stocks (Cost $1,552,823,694)		2,264,831,885
MAXIMUS, Inc.	339,220	15,278,469

Semiconductors & Semiconductor Equipment—2.3%			Investment Company—1.0%
Cavium, Inc.[1]	434,080	17,884,096	Oppenheimer Institutional Money Market Fund, Cl. E, 0.09%[2,3] (Cost $23,550,256)	23,550,256	23,550,256

Monolithic Power Systems, Inc.	1,139,170	34,494,068	Total Investments, at Value (Cost $1,576,373,950)	99.90%	2,288,382,141

		52,378,164	Assets in Excess of Other Liabilities	0.1	2,483,561

Software—15.0%			Net Assets	100.0%	$2,290,865,702

Aspen Technology, Inc.[1]	1,009,590	34,881,334

CommVault Systems, Inc.[1]	522,221	45,866,670

FireEye, Inc.[1]	31,410	1,304,457

FleetMatics Group plc[1]	484,642	18,198,307

Guidewire Software, Inc.[1]	886,912	41,782,424

Imperva, Inc.[1]	576,230	24,213,185

Infoblox, Inc.[1]	777,480	32,514,214

Interactive Intelligence Group, Inc.[1]	353,920	22,470,381

13        OPPENHEIMER DISCOVERY FUND

STATEMENT OF INVESTMENTS Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 28, 2012[a]	Gross Additions	Gross Reductions	Shares September 30, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	66,098,488	760,330,040	802,878,272	23,550,256

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$23,550,256	$64,848

a. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

3. Rate shown is the 7-day yield as of September 30, 2013.

See accompanying Notes to Financial Statements.

14        OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2013

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,552,823,694)	$2,264,831,885
Affiliated companies (cost $23,550,256)	23,550,256

2,288,382,141

Cash	103

Receivables and other assets:
Investments sold	7,699,833
Shares of beneficial interest sold	1,526,015
Dividends	85,595
Other	131,809

Total assets	2,297,825,496

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	3,473,568
Investments purchased	2,102,866
Transfer and shareholder servicing agent fees	475,780
Distribution and service plan fees	372,644
Trustees’ compensation	358,717
Shareholder communications	148,053
Other	28,166

Total liabilities	6,959,794

Net Assets	$2,290,865,702

Composition of Net Assets
Par value of shares of beneficial interest	$29,024

Additional paid-in capital	1,492,671,154

Accumulated net investment loss	(14,261,896)

Accumulated net realized gain on investments	100,419,229

Net unrealized appreciation on investments	712,008,191

Net Assets	$2,290,865,702

15        OPPENHEIMER DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,517,368,254 and 19,015,504 shares of beneficial interest outstanding)	$79.80
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$84.67

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $69,220,146 and 1,067,947 shares of beneficial interest outstanding)	$64.82

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $191,060,466 and 2,873,042 shares of beneficial interest outstanding)	$66.50

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $48,274,323 and 560,632 shares of beneficial interest outstanding)	$86.11

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $62,993,815 and 822,464 shares of beneficial interest outstanding)	$76.59

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $401,948,698 and 4,684,885 shares of beneficial interest outstanding)	$85.80

See accompanying Notes to Financial Statements

16        OPPENHEIMER DISCOVERY FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2013

Investment Income
Dividends:
Unaffiliated companies	$9,132,539
Affiliated companies	64,848

Interest	1,004

Other income	59,293

Total investment income	9,257,684

Expenses
Management fees	11,760,657

Distribution and service plan fees:
Class A	3,023,973
Class B	643,752
Class C	1,569,929
Class N	250,724

Transfer and shareholder servicing agent fees:
Class A	4,034,562
Class B	328,036
Class C	518,893
Class I	8,876
Class N	176,093
Class Y	663,386

Shareholder communications:
Class A	379,772
Class B	36,167
Class C	51,049
Class I	1,027
Class N	8,860
Class Y	41,401

Trustees’ compensation	55,336

Custodian fees and expenses	11,314

Other	90,072

Total expenses	23,653,879
Less waivers and reimbursements of expenses	(432,475)

Net expenses	23,221,404

Net Investment Loss	(13,963,720)

Realized and Unrealized Gain
Net realized gain on unaffiliated companies	199,068,817

Net change in unrealized appreciation/depreciation on investments	344,725,004

Net Increase in Net Assets Resulting from Operations	$529,830,101

See accompanying Notes to Financial Statements.

17        OPPENHEIMER DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2013	Year Ended September 28, 2012[1]

Operations
Net investment loss	$(13,963,720)	$(9,132,336)

Net realized gain	199,068,817	141,363,132

Net change in unrealized appreciation/depreciation	344,725,004	225,297,257

Net increase in net assets resulting from operations	529,830,101	357,528,053

Dividends and/or Distributions to Shareholders
Distributions from net realized gain:
Class A	(77,522,987)	(49,659,539)
Class B	(5,328,935)	(4,484,590)
Class C	(11,406,134)	(7,539,797)
Class I	(363,446)	—
Class N	(3,117,918)	(2,172,425)
Class Y	(12,858,330)	(4,515,573)

	(110,597,750)	(68,371,924)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	94,128,432	104,151,359
Class B	(12,166,689)	(9,686,857)
Class C	15,667,503	8,824,081
Class I	36,943,147	10,000
Class N	7,246,208	935,754
Class Y	172,150,526	57,181,016

	313,969,127	161,415,353

Net Assets
Total increase	733,201,478	450,571,482

Beginning of period	1,557,664,224	1,107,092,742

End of period (including accumulated net investment loss of $14,261,896 and $6,025,917, respectively)	$2,290,865,702	$1,557,664,224

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

18        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$65.78	$52.70	$47.67	$40.87	$47.26

Income (loss) from investment operations:
Net investment loss[2]	(0.47)	(0.35)[3]	(0.62)	(0.49)	(0.36)
Net realized and unrealized gain (loss)	18.89	16.61	5.65	7.29	(5.47)

Total from investment operations	18.42	16.26	5.03	6.80	(5.83)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	(3.18)	0.00	0.00	(0.56)

Net asset value, end of period	$79.80	$65.78	$52.70	$47.67	$40.87

Total Return, at Net Asset Value[4]	30.58%	31.86%	10.55%	16.64%	(12.00)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,517,368	$1,142,202	$822,073	$729,419	$716,351

Average net assets (in thousands)	$1,259,365	$1,002,017	$930,632	$718,175	$415,774

Ratios to average net assets:[5]
Net investment loss	(0.70)%	(0.58)%[3]	(1.04)%	(1.11)%	(1.00)%
Total expenses[6]	1.24%	1.29%	1.30%	1.45%	1.50%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.22%	1.24%	1.30%	1.34%	1.35%

Portfolio turnover rate	86%	100%	112%	111%	170%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.23 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	1.24%
Year Ended September 28, 2012	1.29%
Year Ended September 30, 2011	1.30%
Year Ended September 30, 2010	1.45%
Year Ended September 30, 2009	1.50%

See accompanying Notes to Financial Statements.

19        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$54.73	$44.67	$40.72	$35.18	$41.12

Income (loss) from investment operations:
Net investment loss[2]	(0.82)	(0.72)[3]	(0.92)	(0.72)	(0.55)
Net realized and unrealized gain (loss)	15.31	13.96	4.87	6.26	(4.83)

Total from investment operations	14.49	13.24	3.95	5.54	(5.38)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	(3.18)	0.00	0.00	(0.56)

Net asset value, end of period	$64.82	$54.73	$44.67	$40.72	$35.18

Total Return, at Net Asset Value[4]	29.48%	30.73%	9.70%	15.75%	(12.71)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$69,220	$70,099	$65,720	$77,831	$92,663

Average net assets (in thousands)	$64,723	$69,972	$86,703	$83,147	$41,661

Ratios to average net assets:[5]
Net investment loss	(1.52)%	(1.44)%[3]	(1.84)%	(1.90)%	(1.79)%
Total expenses[6]	2.21%	2.30%	2.35%	2.52%	2.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.05%	2.07%	2.08%	2.13%	2.12%

Portfolio turnover rate	86%	100%	112%	111%	170%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.19 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	2.21%
Year Ended September 28, 2012	2.30%
Year Ended September 30, 2011	2.35%
Year Ended September 30, 2010	2.52%
Year Ended September 30, 2009	2.61%

See accompanying Notes to Financial Statements.

20        OPPENHEIMER DISCOVERY FUND

Class C	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$56.01	$45.63	$41.60	$35.93	$41.96

Income (loss) from investment operations:
Net investment loss[2]	(0.83)	(0.71)[3]	(0.92)	(0.73)	(0.56)
Net realized and unrealized gain (loss)	15.72	14.27	4.95	6.40	(4.91)

Total from investment operations	14.89	13.56	4.03	5.67	(5.47)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	(3.18)	0.00	0.00	(0.56)

Net asset value, end of period	$66.50	$56.01	$45.63	$41.60	$35.93

Total Return, at Net Asset Value[4]	29.54%	30.83%	9.69%	15.78%	(12.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$191,061	$142,944	$108,443	$90,710	$88,063

Average net assets (in thousands)	$158,132	$127,254	$117,476	$88,870	$37,608

Ratios to average net assets:[5]
Net investment loss	(1.49)%	(1.38)%[3]	(1.80)%	(1.87)%	(1.76)%
Total expenses[6]	2.00%	2.07%	2.11%	2.30%	2.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.04%	2.05%	2.10%	2.08%

Portfolio turnover rate	86%	100%	112%	111%	170%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.20 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	2.00%
Year Ended September 28, 2012	2.07%
Year Ended September 30, 2011	2.11%
Year Ended September 30, 2010	2.30%
Year Ended September 30, 2009	2.40%

See accompanying Notes to Financial Statements.

21        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$70.26	$61.45

Income (loss) from investment operations:
Net investment income (loss)[3]	(0.21)	0.06[4]
Net realized and unrealized gain	20.46	8.75

Total from investment operations	20.25	8.81

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	0.00

Net asset value, end of period	$86.11	$70.26

Total Return, at Net Asset Value[5]	31.27%	14.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,274	$11

Average net assets (in thousands)	$29,818	$11

Ratios to average net assets:[6]
Net investment income (loss)	(0.29)%	0.13%[4]
Total expenses[7]	0.68%	0.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.69%

Portfolio turnover rate	86%	100%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. For the period from January 27, 2012 (inception of offering) to September 28, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Net investment income per share and the net investment income ratio include $0.25 and 0.57%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	0.68%
Period Ended September 28, 2012	0.69%

See accompanying Notes to Financial Statements.

22        OPPENHEIMER DISCOVERY FUND

Class N	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$63.51	$51.12	$46.36	$39.83	$46.20

Income (loss) from investment operations:
Net investment loss[2]	(0.65)	(0.51)[3]	(0.74)	(0.58)	(0.44)
Net realized and unrealized gain (loss)	18.13	16.08	5.50	7.11	(5.37)

Total from investment operations	17.48	15.57	4.76	6.53	(5.81)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	(3.18)	0.00	0.00	(0.56)
Net asset value, end of period	$76.59	$63.51	$51.12	$46.36	$39.83

Total Return, at Net Asset Value[4]	30.17%	31.49%	10.27%	16.40%	(12.24)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$62,994	$44,516	$34,945	$27,823	$26,319

Average net assets (in thousands)	$50,464	$40,753	$36,695	$26,676	$10,777

Ratios to average net assets:[5]
Net investment loss	(1.01)%	(0.89)%[3]	(1.29)%	(1.35)%	(1.24)%
Total expenses[6]	1.51%	1.55%	1.55%	1.73%	1.87%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.51%	1.54%	1.54%	1.57%	1.56%

Portfolio turnover rate	86%	100%	112%	111%	170%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.22 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	1.51%
Year Ended September 28, 2012	1.55%
Year Ended September 30, 2011	1.55%
Year Ended September 30, 2010	1.73%
Year Ended September 30, 2009	1.87%

See accompanying Notes to Financial Statements.

23        OPPENHEIMER DISCOVERY FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2013	Year Ended September 28, 2012[1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009

Per Share Operating Data
Net asset value, beginning of period	$70.16	$55.83	$50.30	$42.92	$49.48

Income (loss) from investment operations:
Net investment loss[2]	(0.31)	(0.11)[3]	(0.38)	(0.29)	(0.27)
Net realized and unrealized gain (loss)	20.35	17.62	5.91	7.67	(5.73)

Total from investment operations	20.04	17.51	5.53	7.38	(6.00)

Dividends and/or distributions to shareholders:
Distributions from net realized gain	(4.40)	(3.18)	0.00	0.00	(0.56)

Net asset value, end of period	$85.80	$70.16	$55.83	$50.30	$42.92

Total Return, at Net Asset Value[4]	30.99%	32.34%	11.00%	17.19%	(11.81)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$401,949	$157,892	$75,912	$25,772	$49,505

Average net assets (in thousands)	$271,295	$110,845	$61,766	$70,285	$26,225

Ratios to average net assets:[5]
Net investment loss	(0.43)%	(0.17)%[3]	(0.60)%	(0.62)%	(0.71)%
Total expenses[6]	0.91%	0.90%	0.86%	0.83%	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.91%	0.90%	0.86%	0.83%	1.07%

Portfolio turnover rate	86%	100%	112%	111%	170%

1. September 28, 2012 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Net investment loss per share and the net investment loss ratio include $0.25 and 0.38%, respectively, resulting from a special dividend from H&E Equipment Services, Inc. in September 2012.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 30, 2013	0.91%
Year Ended September 28, 2012	0.90%
Year Ended September 30, 2011	0.86%
Year Ended September 30, 2010	0.83%
Year Ended September 30, 2009	1.16%

See accompanying Notes to Financial Statements.

24        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Discovery Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Previous Annual Period. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its

25        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$157,287,492	$55,074,777	$710,332,574

1. As of September 30, 2013, the Fund elected to defer $14,031,183 of late year ordinary losses.

2. As of September 30, 2013, the Fund had $55,074,777 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$55,074,777

Of these losses, $55,074,777 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $18,358,259 per year.

3. During the fiscal year ended September 30, 2013, the Fund utilized $18,358,259 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the fiscal year ended September 28, 2012, the Fund utilized $18,358,258 of capital loss carryforward to offset capital gains realized in that fiscal year.

26        OPPENHEIMER DISCOVERY FUND

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for September 30, 2013. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Gain on Investments[5]

$15,036,327	$5,727,741	$20,764,068

5. $20,726,727, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

The tax character of distributions paid during the years ended September 30, 2013 and September 30, 2012 was as follows:

	Year Ended September 30, 2013	Year Ended September 30, 2012

Distributions paid from:
Long-term capital gain	$110,597,750	$68,371,924

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of September 30, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,578,049,567

Gross unrealized appreciation	$715,840,886
Gross unrealized depreciation	(5,508,312)

Net unrealized appreciation	$710,332,574

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended September 30, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

27        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Projected Benefit Obligations Increased	$22,316
Payments Made to Retired Trustees	29,082
Accumulated Liability as of September 30, 2013	223,758

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

28        OPPENHEIMER DISCOVERY FUND

1. Significant Accounting Policies (Continued)

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the

29        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar

30        OPPENHEIMER DISCOVERY FUND

2. Securities Valuation (Continued)

quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 30, 2013 based on valuation input level:

31        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$378,387,780	$—	$—	$378,387,780
Consumer Staples	43,312,415	—	—	43,312,415
Energy	134,878,109	—	—	134,878,109
Financials	179,764,289	—	—	179,764,289
Health Care	384,557,484	—	—	384,557,484
Industrials	419,065,449	—	—	419,065,449
Information Technology	668,660,739	—	—	668,660,739
Materials	56,205,620	—	—	56,205,620
Investment Company	23,550,256	—	—	23,550,256

Total Assets	$2,288,382,141	$—	$—	$2,288,382,141

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2013		Year Ended September 28, 2012[1]
	Shares	Amount	Shares	Amount

Class A
Sold	4,543,178	$296,837,084	4,405,217	$264,214,637
Dividends and/or distributions reinvested	1,307,990	75,314,057	859,726	48,428,370
Redeemed	(4,199,069)	(278,022,709)	(3,500,712)	(208,491,648)

Net increase	1,652,099	$94,128,432	1,764,231	$104,151,359

Class B
Sold	98,320	$5,216,881	235,800	$11,658,885
Dividends and/or distributions reinvested	112,374	5,288,345	94,253	4,446,876
Redeemed	(423,492)	(22,671,915)	(520,580)	(25,792,618)

Net decrease	(212,798)	$(12,166,689)	(190,527)	$(9,686,857)

32        OPPENHEIMER DISCOVERY FUND

3. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2013		Year Ended September 28, 2012[1]
	Shares	Amount	Shares	Amount

Class C
Sold	772,758	$42,069,685	653,660	$33,503,717
Dividends and/or distributions reinvested	227,213	10,972,101	150,286	7,255,832
Redeemed	(678,964)	(37,374,283)	(628,240)	(31,935,468)

Net increase	321,007	$15,667,503	175,706	$8,824,081

Class I
Sold	626,619	$41,706,713	163	$10,000
Dividends and/or distributions reinvested	5,863	362,730	—	—
Redeemed	(72,013)	(5,126,296)	—	—

Net increase	560,469	$36,943,147	163	$10,000

Class N
Sold	320,407	$20,310,363	261,735	$15,153,306
Dividends and/or distributions reinvested	52,937	2,932,699	37,459	2,042,247
Redeemed	(251,862)	(15,996,854)	(281,832)	(16,259,799)

Net increase	121,482	$7,246,208	17,362	$935,754

Class Y
Sold	4,370,064	$306,253,224	1,567,637	$100,447,997
Dividends and/or distributions reinvested	203,689	12,579,847	73,294	4,391,823
Redeemed	(2,139,219)	(146,682,545)	(750,164)	(47,658,804)

Net increase	2,434,534	$172,150,526	890,767	$57,181,016

1. For the year ended September 28, 2012, for Class A, Class B, Class C, Class N and Class Y shares, and for the period from January 27, 2012 (inception of offering) to September 28, 2012 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 30, 2013 were as follows:

	Purchases	Sales

Investment securities	$1,759,150,523	$1,546,295,977

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

33        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule through October 31, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Over $1.5 billion	0.58

Fee Schedule effective November 1, 2013
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $700 million	0.60
Next $3.5 billion	0.58
Over $5 billion	0.55

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to

34        OPPENHEIMER DISCOVERY FUND

5. Fees and Other Transactions with Affiliates (Continued)

Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at September 30, 2013 were as follows:

Class B	$24,187,878
Class C	9,684,616
Class N	1,390,574

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

September 30, 2013	$463,520	$758	$80,296	$13,997	$899

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 30, 2013, the Manager waived fees and/or reimbursed the Fund $46,000 for IMMF management fees.

35        OPPENHEIMER DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the year ended September 30, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$284,970
Class B	101,505

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On August 26, 2013, the parties in six of these lawsuits executed a memorandum of understanding setting forth the terms of proposed settlements of those actions. The proposed settlements are subject to a variety of contingencies, including the execution of settlement agreements, which will require preliminary and final approval by the court. The proposed settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts

36        OPPENHEIMER DISCOVERY FUND

6. Pending Litigation (Continued)

managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

37        OPPENHEIMER DISCOVERY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Discovery Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Discovery Fund, including the statement of investments, as of September 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Discovery Fund as of September 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2013

38        OPPENHEIMER DISCOVERY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2013, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2012.

Capital gain distributions of $0.439573 per share were paid to Class A, Class B, Class C, Class I, Class N and Class Y shareholders, respectively, on December 6, 2012. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the fiscal year ended September 30, 2013 are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the fiscal year ended September 30, 2013 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2013, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

40        OPPENHEIMER DISCOVERY FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Ronald Zibelli, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Fund, the Adviser and the Sub-Adviser. Throughout the year, the Adviser and the Sub-Adviser provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Adviser, the Sub-Adviser and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail small growth funds. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median and its ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Adviser. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load small growth funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Adviser and Sub-Adviser. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective November 2013, includes an additional breakpoint at 0.55% for assets in excess of $5 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2014. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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SPECIAL SHAREHOLDER MEETING Unaudited

On June 21, 2013, a shareholder meeting of Oppenheimer Discovery Fund (the “Fund”) was held at which the twelve Trustees identified below were elected to the Fund (Proposal No. 1). At the meeting the sub-proposals below (Proposal No. 2 (including certain of its sub-proposals)) and an Agreement and Plan of Reorganization to reorganize the Fund into a Delaware statutory trust (Proposal No. 3) were approved as described in the Fund’s proxy statement dated April 12, 2013. The following is a report of the votes cast:

Nominee/Proposal	For	Withheld
Trustees

Brian F. Wruble	16,437,461	365,152
David K. Downes	16,427,036	375,576
Matthew P. Fink	16,382,404	420,208
Edmund Giambastiani, Jr.	16,431,791	370,822
Phillip A. Griffiths	16,428,494	374,118
Mary F. Miller	16,426,586	367,026
Joel W. Motley	16,443,404	359,209
Joanne Pace	16,455,525	347,088
Mary Ann Tynan	16,441,141	361,472
Joseph M. Wikler	16,426,881	375,731
Peter I. Wold	16,434,429	368,183
William F. Glavin, Jr.	16,435,832	366,780

2a: Proposal to revise the fundamental policy relating to borrowing

For	Against	Abstain
11,804,902	445,063	276,023

2b-1: Proposal to revise the fundamental policy relating to concentration of investments

For	Against	Abstain
11,805,955	445,528	274,508

2c-1: Proposal to remove the fundamental policy relating to diversification of investments

For	Against	Abstain
11,772,045	471,296	282,646

2d: Proposal to revise the fundamental policy relating to lending

For	Against	Abstain
11,786,364	460,777	278,845

2e: Proposal to remove the additional fundamental policy relating to estate and commodities

For	Against	Abstain
11,810,928	433,033	282,030

2f: Proposal to revise the fundamental policy relating to senior securities

For	Against	Abstain
11,812,503	441,179	272,305

2g: Proposal to remove the additional fundamental policy relating to underwriting

For	Against	Abstain
11,789,099	463,131	273,756

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Proposal 3: To approve an Agreement and Plan of Reorganization that provides for the reorganization of a Fund from a Maryland corporation or Massachusetts business trust, as applicable, into a Delaware statutory trust.

For	Against	Abstain
11,934,540	323,367	268,088

On August 2, 2013, following an adjournment from a second shareholder meeting held on June 21, 2013, a meeting of the Fund was held at which the sub-proposal below (Proposal No. 2r) was approved as described in the Fund’s Proxy Statement. The following is a report of the votes cast:

2r: Proposal to convert the Fund’s investment objective from fundamental to non-fundamental

For	Against	Abstain
10,980,826	1,202,631	471,297

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Director of Community Foundation of the Florida Keys (non-profit) (since July 2012); Chairman Emeritus and Non-Voting Trustee of The Jackson Laboratory (non-profit) (since August 2011); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (since September 2004); Member of Zurich Insurance Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Chairman (August 2007-August 2011) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Year of Birth: 1940	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005,

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David K. Downes, Continued	during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2010). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Director of Monster Worldwide, Inc. (on-line career services) (since January 2008, Lead Director since June 2011); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), NATO Supreme Allied Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. Oversees 51 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Phillip A. Griffiths, Trustee (since 1999) Year of Birth: 1938	Fellow of the Carnegie Corporation (since 2007); Member of the National Academy of Sciences (since 1979); Council on Foreign Relations (since 2002); Foreign Associate of Third World Academy of Sciences (since 2002); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Director of GSI Lumonics Inc. (precision technology products company) (2001-2010); Senior Advisor of The Andrew W. Mellon Foundation (2001-2010); Distinguished Presidential Fellow for International Affairs of the National Academy of Science (2002-2010); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University

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TRUSTEES AND OFFICERS Unaudited / Continued

Phillip A. Griffiths, Continued	(1983-1991). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since December 2010); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March 2012); Advisory Board Director of The Agile Trading Group LLC (since March 2012); Advisory Council Member of 100 Women in Hedge Funds (non-profit) (since December 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May 2012); Board Director of The Komera Project (non-profit) (since April 2012); New York Advisory Board Director of Peace First (non-profit) (since March 2010); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 51 portfolios in the

48        OPPENHEIMER DISCOVERY FUND

Joanne Pace, Continued	OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Mary Ann Tynan, Trustee (since 2008) Year of Birth: 1945	Director and Secretary of the Appalachian Mountain Club (non-profit outdoor organization) (since January 2012); Director of Opera House Arts (non-profit arts organization) (since October 2011); Independent Director of the ICI Board of Governors (non-profit) (since October 2011); Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Chair of Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 51 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2005) Year of Birth: 1941	Director of C-TASC (bio-statistics services) (2007-2012); formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996-2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2005) Year of Birth: 1948	Director of Arch Coal, Inc. (since 2010); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (2004-2012); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 51 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

INTERESTED TRUSTEE AND OFFICER	Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee (since 2013), President and Principal Executive Officer (since 2009) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 89 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Zibelli, Jr, Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Ronald J. Zibelli, Jr., Vice President (since 2006) Year of Birth: 1959	Vice President and Senior Portfolio Manager of the Sub-Adviser (since May 2006). Prior to joining the Sub-Adviser, he spent six years at Merrill Lynch Investment Managers, during which time he was a Managing Director and Small Cap Growth Team Leader, responsible for managing 11 portfolios. Prior to joining Merrill Lynch Investment Managers, Mr. Zibelli spent 12 years with Chase Manhattan

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Ronald J. Zibelli, Jr., Continued	Bank, including two years as Senior Portfolio Manager (U.S. Small Cap Equity) at Chase Asset Management. A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Global Institutional, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 89 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 89 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Year of Birth: 1950	Senior Vice President and Chief Compliance Officer of the Manager (since January 2013); Chief Compliance Officer of OFI SteelPath, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (March 2004-December 2012); Chief Compliance Officer of the Sub-Adviser, OppenheimerFunds Distributor, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (June 1983-December 2012). An officer of 89 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Global Institutional, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial

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TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Continued	Officer of OFI Global Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 89 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER DISCOVERY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0500.001.0913 November 22, 2013

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $22,100 in fiscal 2013 and $21,700 in fiscal 2012.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $469,080 in fiscal 2013 and $424,956 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed $653,930 in fiscal 2013 and $359,124 in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-

planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2013 and no such fees in fiscal 2012 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,123,010 in fiscal 2013 and $784,080 in fiscal 2012 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Discovery Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/11/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/11/2013